UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

InSite Vision Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-22332	94-3015807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

965 Atlantic Avenue, Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 865-8800

Not applicable

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

ITEM 7.	EXHIBITS.

ITEM 9.	REGULATION FD DISCLOSURE

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1

ITEM 7.    EXHIBITS.

The following is an exhibit filed pursuant to disclosure under Item 9 of this Form 8-K and shall not be deemed filed for purposes of the Securities Act of 1934 or incorporated by reference in future filings with the Securities and Exchange Commission.

Exhibit No.	Description

99.1

Certifications of S. Kumar Chandrasekaran, the Chief Executive Officer and Chief Financial Officer of InSiteVision Incorporated, pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.    REGULATION FD DISCLOSURE

On March 31, 2003, InSite Vision Incorporated filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of InSite Vision Incorporated’s Chief Executive Officer and Chief Financial Officer, S. Kumar Chandrasekaran, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. The full text of these certifications are included as Exhibit 99.1 hereto.

The foregoing certifications are being furnished solely to accompany the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and are not being filed either as part of that Annual Report on Form 10-K or as a separate disclosure statement, and are not to be incorporated by reference into that Annual Report on Form 10-K or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certification should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITE VISION INCORPORATED

Dated: March 31, 2003	By:	/s/ S. Kumar Chandrasekaran
S. Kumar Chandrasekaran, Ph. D. Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Certifications of S. Kumar Chandrasekaran, the Chief Executive Officer and Chief Financial Officer of InSite Vision Incorporated, pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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